                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 LAUDUS TRUST

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              [LAUDUS FUNDS LOGO]

Dear Laudus Fund Shareholder:

     The Board of Trustees of the Laudus Funds is asking you to approve a proposal to elect ten members to the Board of Trustees, three from the current Board of Trustees plus seven new nominees, all of whom are experienced mutual fund directors. The proposal is explained in more detail in the accompanying proxy statement, which I urge you to read. THE BOARD OF TRUSTEES OF THE LAUDUS FUNDS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

WHY SHAREHOLDERS ARE BEING ASKED TO ELECT BOARD NOMINEES

     Management of The Charles Schwab Corporation, the parent company of the Laudus Funds' investment adviser, Charles Schwab Investment Management, Inc.
(CSIM), has implemented certain organizational changes that are designed to enhance the management and efficiency of the non-investment advisory services that its subsidiaries provide to the Laudus Funds and the Excelsior Funds, a separate group of funds in the Schwab mutual fund complex.

     To complement these changes, it has been proposed that a single group of Trustees, comprised of the three members of the current Laudus Funds Board, plus seven new nominees, six of whom are currently directors of the Excelsior Funds, jointly oversee the two fund families. It is anticipated that the new unified Board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term operating efficiencies.

     The Investment Company Act of 1940, which governs the activities of the Laudus Funds, generally requires that at least two thirds of the board members be elected by shareholders. With this proxy, Fund shareholders have the opportunity to elect all of the members of the Board of Trustees. You should also note that the cost of the proxy will be borne by CSIM and its affiliates, not the Funds or their shareholders.

YOUR VOTE IS IMPORTANT -- PLEASE VOTE ALL PROXY CARDS RECEIVED PROMPTLY

     For your convenience, you may vote by Internet or touch-tone telephone (see instructions on the enclosed proxy card(s)), or simply complete, sign and date the enclosed proxy card(s) and return by mail in the enclosed postage paid envelopes. Your prompt reply will reduce the delay and cost associated with follow up mailings.

     You may have received more than one proxy card. To ensure that all of your shares are fully represented, please make sure to vote all of the proxy cards you have received.

IF YOU NEED HELP VOTING OR HAVE QUESTIONS

     Please call our proxy solicitor, D.F. King at 1-888-605-1956, and they will be able to assist you. You can also vote your shares over the phone with a D.F. King representative, but you will need the enclosed proxy cards in hand to do so.

THE MEETING WILL BE HELD ON JUNE 28, 2006

     A special meeting of the shareholders of the Laudus Funds will be held at 9:30 a.m. (Pacific time) on June 28, 2006 to vote on the trustee proposal. The meeting will be held at the offices of Charles Schwab & Co. Inc., at 101 Montgomery Street, 2nd floor, in San Francisco. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MAKE SURE YOU VOTE YOUR SHARES USING ONE OF THE METHODS DESCRIBED ABOVE SO THAT YOUR VOTE WILL BE REPRESENTED.

     Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Laudus Funds and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Evelyn Dilsaver
Evelyn Dilsaver
President
Laudus Funds

Laudus Rosenberg Funds are distributed by ALPS Distributors,
Inc.          LAU000539.073106

                              (LAUDUS FUNDS LOGO)

                                  LAUDUS TRUST

                        LAUDUS VARIABLE INSURANCE TRUST

                            ------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

                            ------------------------

     This document contains a Proxy Statement and proxy card(s) for upcoming shareholder meetings of the Laudus Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box(es) and voting for or against the matters to be considered at the meetings. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARDS OF TRUSTEES WITH RESPECT TO EACH ITEM CONSIDERED AT THE MEETINGS.

     Please spend a few minutes with the Proxy Statement, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

     Please take a few moments to exercise your right to vote. Thank you.

                                  LAUDUS TRUST

                        LAUDUS VARIABLE INSURANCE TRUST

Dear Shareholder,

     Shareholder meetings of Laudus Trust and Laudus Variable Insurance Trust (each, a "Trust" and, together, the "Trusts") and each of their portfolios (the "Funds") have been scheduled for June 28, 2006 at 9:30 a.m. (Pacific time) (together, the "Meeting"). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.

     If you were a shareholder of record as of the close of business on May 1, 2006, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card, like the one enclosed. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD(S).

     The attached Proxy Statement is designed to give you detailed information relating to the proposal on which you are asked to vote. We encourage you to support the Boards' recommendations. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposal described in the Proxy Statement relates to the following matter:

          PROPOSAL: To elect ten members to the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Please do not hesitate to call 1-888-605-1956 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Laudus Funds.

                                Sincerely,

                                /s/ Evelyn Dilsaver
                                -------------------------------
                                Evelyn Dilsaver
                                President

                                IMPORTANT NOTICE

     Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

     For ease of reference, the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "Board of Trustees," the "Board of the Trusts" or the "Board."

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

     The Board of Trustees is asking you to vote on the following proposal:

          PROPOSAL: To elect ten members to the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     Each Board currently consists of three Trustees, each of whom is not an "interested person," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"), as well as one vacant seat. Each Board has determined to increase the size of the Board to ten seats by adding six new seats and filling the existing vacancy. The new and vacant seats are proposed to be filled by adding five additional Independent Trustees and two Trustees, each of whom will be considered an "interested person," as such term is defined under the 1940 Act (an "Interested Trustee") (together, the "Candidates"). The Trusts are required by law, under certain circumstances which are discussed in the enclosed Proxy Statement and which apply here, to obtain shareholder approval of the election of new Trustees. In addition to the election of the Candidates, shareholders also have an opportunity to vote on the re-election of each of the current Trustees (the "Current Trustees"). The Candidates and the Current Trustees are also referred to herein as the "Nominees."

WHY IS THE SIZE OF THE BOARD BEING INCREASED?

     Management of The Charles Schwab Corporation ("Schwab"), the parent company of Charles Schwab Investment Management, Inc. ("CSIM"), the investment adviser for all Funds of each Trust, has implemented certain organizational changes that are designed to enhance the management and efficiency of the non-investment advisory services that its subsidiaries provide to their mutual fund clients, including the Laudus Funds. To complement these changes, it is proposed that a single group of Trustees will oversee each of the Trusts and the Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (together, the "Excelsior Funds"), a separate group of mutual funds included in the Schwab mutual fund complex for which UST Advisers, Inc. ("UST"), another subsidiary of Schwab, acts as the investment adviser and administrator. As discussed further below, the Trusts and the Excelsior Funds share certain complex-wide administrative, compliance, marketing and other functions and the Board believes it would be in the best interests of shareholders that a single group of Trustees oversees each of the Trusts and the Excelsior Funds. Further, the Board of Trustees has determined that a single group of trustees overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the Funds. In addition to their other business experience, the Candidates, Messrs. Drake, Hall, Lynch, Piel, Collins and Bailey, each currently serves as a Trustee of the Excelsior Funds, and Mr. Merk currently serves as a Trustee of other registered investment companies included in the Schwab mutual fund complex ("Schwab Funds"). The size of the Board is proposed to be increased so that the Board of the Trusts and the board of the Excelsior Funds can be combined into a single Board and so that Mr. Merk, a Trustee of the Schwab Funds, can also be added to the Board.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

     After careful consideration, the Trustees unanimously recommend that you vote "FOR" the election of each of the Nominees listed on the proxy card.

WHY DO THE TRUSTEES RECOMMEND THAT I VOTE "FOR" EACH OF THE NOMINEES?

     The Board has determined that it would be in shareholders' best interests if there were a unitary board serving the Trusts and the Excelsior Funds, given that each of the Candidates currently serves as a Trustee of the Excelsior Funds or Schwab Funds, and that the Trusts and the Excelsior Funds are part of the Schwab mutual fund complex and share certain complex-wide operations.

     The Board considered that each of the Candidates has significant experience as a trustee of other mutual funds and believes that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. Finally, the Trusts' Board also believes, based on information supplied by CSIM, that unification of the board structure overseeing the Trusts and Excelsior Funds could result in certain long-term operating efficiencies.

     The Trusts' Board and the Excelsior Funds' Board believe that the benefits of a unitary board may not be realized unless each of the Candidates is elected to each Trust's Board and each of the Current Trustees and Mr. Merk is elected to the Excelsior Funds' Board. For this reason, each of the Candidates, other than Mr. Merk, has notified the Trusts' Board that, even if approved by Shareholders at the Meeting, the Candidate will not serve as a Trustee of a Trust unless each of the other Candidates has also been approved by the Shareholders of each Trust, and each of the Current Trustees and Mr. Merk has been approved by the shareholders of the Excelsior Funds to serve as a Trustee of the Excelsior Funds. Mr. Merk, who does not currently serve on the Board of the Excelsior Funds, intends to serve on the Board of the Trusts if elected by Shareholders. Each of the Current Trustees and Mr. Merk has notified the Excelsior Funds' Board that, even if approved by shareholders of each of the Excelsior Funds, the Current Trustees and Mr. Merk will not serve as Trustees of an Excelsior Fund unless each of the other Current Trustees and Mr. Merk has also been approved by the shareholders of each Excelsior Fund and each of the Candidates has been approved by the Shareholders of each Trust. There can be no assurance that each of the Nominees will be elected to each of the Trusts' and Excelsior Funds' Boards. If each Nominee is approved by Shareholders of each Trust and shareholders of the Excelsior Funds, the Candidates will begin serving as members of the Board of Trustees of each Trust immediately following the later of their election by either the shareholders of the Trusts or the shareholders of the Excelsior Funds.

WILL MY VOTE MAKE A DIFFERENCE?

     Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save CSIM and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Laudus Funds.

WHOM DO I CALL IF I HAVE QUESTIONS?

     We will be happy to answer your questions about this proxy solicitation. Please call us at 1-888-605-1956 between 10:00 a.m. and 8:00 p.m., Monday through Friday and between 11:00 a.m. and 6:00 p.m. on Saturday.

HOW CAN I VOTE MY SHARES?

     Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by telephone.

                                  LAUDUS TRUST

                        LAUDUS VARIABLE INSURANCE TRUST

                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 JUNE 28, 2006

     Notice is hereby given that special meetings of shareholders (together, the "Meeting") of Laudus Trust and Laudus Variable Insurance Trust (each, a "Trust" and, together, the "Trusts") and each of their portfolios (together, the "Funds") will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, on June 28, 2006, at 9:30 a.m. (Pacific time).

     The purpose of the Meeting is to consider the Proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of the Proposal, which is more fully described in the attached Proxy Statement, are as follows:

          PROPOSAL: To elect ten members to the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on May 1, 2006 are entitled to notice of, and to vote at, the Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Meeting in person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Clerk of the Trusts, c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

                                By Order of the Board of Trustees,

                                /s/ Evelyn Dilsaver
                                -----------------------------------
                                Evelyn Dilsaver
                                President

Dated: May 5, 2006

                                  LAUDUS TRUST

                        LAUDUS VARIABLE INSURANCE TRUST

                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust (each, a "Trust" and, together, the "Trusts") and each of their portfolios (together, the "Funds") for use at the special meetings of shareholders to be held on June 28, 2006 at 9:30 a.m. (Pacific time) at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, and at any adjourned session(s) thereof (such meetings and any adjournments thereof are hereinafter referred to together as, the "Meeting"). Shareholders of record of the Funds at the close of business on May 1, 2006 are entitled to vote at the Meeting ("Shareholders"). The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about May 5, 2006.

     For ease of reference, the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "Board of Trustees," the "Board of the Trusts" or the "Board."

     At the Meeting, all Shareholders of a Trust's Fund(s), voting together, are being asked to elect ten individuals to that Trust's Board of Trustees, three of whom are currently members of each Trust's Board. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

     Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO THE PROPOSAL, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Clerk of the Trusts, c/o CSIM Legal, 101 Montgomery Street,

San Francisco, California 94104; (ii) properly executing a later-dated proxy; or
(iii) attending the Meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers of each Trust and officers and employees of the Trusts' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM"), and The Charles Schwab Corporation ("Schwab") or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. Neither the Trusts nor their shareholders will bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting. These costs will be borne by CSIM or its affiliates. CSIM will use D.F. King & Co., Inc., third party solicitor, for solicitation of proxies. D.F. King & Co., Inc. may solicit proxies in person, by Internet or by telephone. CSIM or its affiliates expect to pay approximately $10,000 to D.F. King & Co., Inc. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

     As of May 1, 2006, the total number of outstanding shares of each Trust was as follows: Laudus Trust 263,233,249.08 shares outstanding and Laudus Variable Insurance Trust 14,648,647.70 shares outstanding. A listing of the breakdown of outstanding shares of each Fund within the Trusts is attached to this Proxy Statement as Appendix A.

                           DISCUSSION OF THE PROPOSAL

     INTRODUCTION. At the Meeting, it is proposed that ten Trustees be elected to the Board of each Trust to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Mariann Byerwalter, Nils H. Hakansson, William A. Hasler, Morrill Melton Hall, Jr., Rodman L. Drake, John D. Collins, Jonathan Piel, Roger M. Lynch, Randall W. Merk and James L. Bailey, as Trustees of each Trust (each, a "Nominee" and, together, the "Nominees"). Ms. Byerwalter and Messrs. Hakannson and Hasler are currently Trustees of the Trusts (each, a "Current Trustee" and, together, the "Current Trustees") and have been nominated for re-election. Messrs. Hall, Drake, Collins, Piel, Lynch, Bailey and Merk (each, a "Candidate" and, together, the "Candidates") are not currently Trustees of the Trusts and have been nominated for election. Ms. Byerwalter and Messrs. Hakansson, Hasler, Hall, Drake, Collins, Piel and Lynch would serve as independent Trustees of the Trusts, which means that each is not an "interested person" of the Trusts, as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"). Messrs. Bailey and Merk would serve as interested Trustees of the Trusts, which means that each is an "interested person" of the Trusts, as such term is defined under the 1940 Act (an "Interested Trustee"). FOR THE REASONS DISCUSSED BELOW, THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

BACKGROUND AND BOARD CONSIDERATIONS

     The Board is proposing to increase the size of each Board from four (three Current Trustees, plus one vacancy) to ten so that a single group of Trustees can oversee each of the Trusts and the Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (together, the "Excelsior Funds"). The Excelsior Funds are a separate group of mutual funds that are part of the Schwab mutual fund complex for which UST Advisers, Inc. ("UST"), another subsidiary of Schwab, acts as the investment adviser and administrator. Management of Schwab has implemented certain organizational changes that are designed to enhance the management and efficiency of the non-investment advisory services that its subsidiaries, including both CSIM and UST, provide to their mutual fund clients, such as the Trusts and Excelsior Funds. The Trusts and the Excelsior Funds share certain complex-wide administrative, compliance, marketing and other functions, and the Board believes it would be in the best interests of shareholders that a single group of Trustees oversees each of the Trusts and the Excelsior Funds. Further, the Board of Trustees has determined that a single group of trustees overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the Funds. In addition to their other business experience, the Candidates, Messrs. Drake, Hall, Lynch, Piel, Collins and Bailey, each currently serves as a Trustee of the Excelsior Funds, and Mr. Merk currently serves as a Trustee of other registered investment companies included in the Schwab mutual fund complex ("Schwab Funds").

     The Trusts' Board and the Excelsior Funds' Board each have determined that it would be in the best interests of their respective shareholders that there be one unitary board overseeing both the Trusts and the Excelsior Funds. The Board considered that each of the Candidates has significant experience as a trustee of other mutual funds and believes that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. Finally, the Trusts' Board also believes, based on information supplied by CSIM, that unification of the board structure overseeing the Trusts and Excelsior Funds could result in certain long-term operating efficiencies.

     The Trusts' Board and the Excelsior Funds' Board believe that the benefits of a unitary board may not be realized unless each of the Candidates is elected to each Trust's Board and each of the Current Trustees and Mr. Merk is elected to the Excelsior Funds' Board. For this reason, each of the Candidates, other than Mr. Merk, has notified the Trusts' Board that, even if approved by Shareholders at the Meeting, the Candidate will not serve as a Trustee of a Trust unless each of the other Candidates has also been approved by the Shareholders of each Trust, and each of the Current Trustees and Mr. Merk has been approved by the shareholders of the Excelsior Funds to serve as Trustee of the Excelsior Funds. Mr. Merk, who does not currently serve on the Board of the Excelsior Funds, intends to serve on the Boards of the Trusts if elected by Shareholders. Each of the Current Trustees and Mr. Merk has notified the Excelsior Funds' Board that, even if approved by shareholders of each of the Excelsior Funds, the Current Trustees and Mr. Merk will not serve as Trustees of an Excelsior Fund unless each of the other Current Trustees and Mr. Merk has also been approved by the shareholders of each Excelsior Fund and each of the Candidates has been approved by the Shareholders of each Trust. There can be no assurance that each of the Nominees will be elected to each of the Trusts' and Excelsior Funds' Boards. If each Nominee is approved by Shareholders of each Trust and shareholders of the Excelsior Funds, the Candidates will begin serving as members of the Board of Trustees of each Trust immediately following the later of their election by either the shareholders of the Trusts or the shareholders of the Excelsior Funds. The foregoing is referred to below as the "Contingency."

     INFORMATION REGARDING THE NOMINEES. Each Trust's Board currently consists of three Trustees, Ms. Byerwalter and Messrs. Hasler and Hakansson, each of whom was elected to the Board of Laudus Trust by a vote of shareholders on January 30, 2004 and elected as a Trustee of the Board of Laudus Variable Insurance Trust by unanimous consent of the sole shareholder of that Trust on the same date. Pursuant to the requirements under the 1940 Act, more than two-thirds of a board's trustees must have been elected by shareholders immediately after the addition of a new trustee. Immediately after the addition of the Candidates, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add the Candidates.

     The Candidates were identified and recommended to the Nominating Committee by the President of CSIM. At a meeting held on March 16, 2006, the Trusts' Nominating Committee met and considered the nomination of the Candidates. Based on the Nominating Committee's review and evaluation of each Candidate's experience and qualifications, and the potential benefits of adding new, experienced trustees that will add depth and breadth to the Board, the Committee nominated the Candidates as potential new trustees to be presented to the Board of each Trust. In addition, on March 16, 2006, each Trust's Board considered and evaluated the Current Trustees and determined to nominate each of the Current Trustees to continue to serve as Trustees of the Trust. If approved by Shareholders at the Meeting, the Current Trustees will continue to serve as members of the Board of Trustees of each Trust. On March 16, 2006, the Board of each Trust fixed the size of each Board at ten and approved the nomination of each of the Nominees to serve as a Trustee of the Trust, subject to approval of his or her election by Shareholders, as required under the 1940 Act, and recommended to Shareholders that they approve the Nominees as Trustees of the Trust.

     Each Nominee has consented to being named in this Proxy Statement and serving as a Trustee if elected, subject to the Contingency discussed above. Except as discussed herein, the Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

     The business and affairs of each Trust, including all of its Funds, are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee. The mailing address for each Current Trustee is Laudus Funds, c/o CSIM Legal, 101 Montgomery Street, San Francisco, CA 94104. The mailing address for each Candidate, except for Messrs. Bailey and Merk, is Excelsior Funds, 225 High Ridge Road, Stamford, CT, 06905. The mailing address for Mr. Bailey is 114 West 47th Street, New York, NY 10036. The mailing address for Mr. Merk is 101 Montgomery Street, San Francisco, CA 94104.

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
NOMINEES FOR RE-ELECTION AS INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
Mariann Byerwalter     Trustee      Since 2004  Chairman of JDN           70(3)       BOARD 1 -- Trustee
Age: 45                                         Corporate Advisory                    of The Charles
                                                LLC. From 1996 to                     Schwab Family of
                                                2001, Ms. Byerwalter                  Funds, Schwab
                                                was the Vice                          Investments, Schwab
                                                President for                         Annuity Portfolios
                                                Business Affairs and                  and Schwab Capital
                                                Chief Financial                       Trust (since 2000),
                                                Officer of Stanford                   each a registered
                                                University and, in                    investment company
                                                2001, Special                         that is part of the
                                                Adviser to the                        same mutual fund
                                                President of                          complex as the
                                                Stanford University.                  Trusts (together
                                                                                      with the Excelsior
                                                                                      Funds Complex (as
                                                                                      defined below)
                                                                                      referred to as the
                                                                                      "Schwab Mutual Fund
                                                                                      Complex"). Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.
                                                                                      BOARD
                                                                                      2 -- Director,
                                                                                      Redwood Trust, Inc.
                                                                                      (mortgage finance).
                                                                                      BOARD
                                                                                      3 -- Director, PMI
                                                                                      Group, Inc.
                                                                                      (mortgage
                                                                                      insurance).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
William A. Hasler      Trustee      Since 2004  Retired. Dean             70(3)       BOARD 1 -- Trustee
Age: 64                                         Emeritus of the Haas                  of The Charles
                                                School of Business                    Schwab Family of
                                                at the University of                  Funds, Schwab
                                                California,                           Investments, Schwab
                                                Berkeley. Until                       Annuity Portfolios
                                                February 2004,                        and Schwab Capital
                                                Co-Chief Executive                    Trust (since 2000),
                                                Officer, Aphton                       each a registered
                                                Corporation (bio-                     investment company
                                                pharmaceuticals).                     that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.
                                                                                      BOARD
                                                                                      2 -- Director,
                                                                                      Aphton Corporation
                                                                                      (bio-
                                                                                      pharmaceuticals).
                                                                                      BOARD
                                                                                      3 -- Director,
                                                                                      Mission West
                                                                                      Properties
                                                                                      (commercial real
                                                                                      estate).
                                                                                      BOARD
                                                                                      4 -- Director,
                                                                                      TOUSA (home
                                                                                      building).
                                                                                      BOARD
                                                                                      5 -- Director,
                                                                                      Stratex Networks (a
                                                                                      network equipment
                                                                                      corporation).
                                                                                      BOARD
                                                                                      6 -- Director,
                                                                                      Genitope Corp.
                                                                                      (bio-
                                                                                      pharmaceuticals).
                                                                                      BOARD
                                                                                      7 -- Director,
                                                                                      Solectron
                                                                                      Corporation where
                                                                                      he is also Non-
                                                                                      Executive Chairman
                                                                                      (manufacturing).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
                                                                                      BOARD
                                                                                      8 -- Director,
                                                                                      Ditech
                                                                                      Communications
                                                                                      Corporation (voice
                                                                                      communications
                                                                                      technology).
                                                                                      Mr. Hasler has
                                                                                      informed the Board
                                                                                      of the Trusts of
                                                                                      his commitment to
                                                                                      reduce by his own
                                                                                      actions or
                                                                                      otherwise the
                                                                                      number of public
                                                                                      company boards on
                                                                                      which he serves so
                                                                                      that the number of
                                                                                      public company
                                                                                      boards, including
                                                                                      the Board of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex, on which
                                                                                      he serves will not
                                                                                      exceed six (6) as
                                                                                      of one year from
                                                                                      the date of this
                                                                                      Proxy Statement.
Nils H. Hakansson      Trustee      Since 1990  Retired. Sylvan C.        13(4)       None
Age: 68                                         Coleman Professor of
                                                Finance and
                                                Accounting,
                                                Emeritus, Haas
                                                School of Business,
                                                University of
                                                California, Berkeley
                                                (since 2003). Mr.
                                                Hakansson was also a
                                                Professor of Finance
                                                and Accounting, Haas
                                                School of Business,
                                                University of
                                                California, Berkeley
                                                (July 1969 to
                                                January 2003).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES (CURRENTLY A CANDIDATE)
Rodman L. Drake        None         N/A         Co-Founder of             42(5)       BOARD 1 --
Age: 63                                         Baringo Capital LLC                   Director/Trustee of
                                                (since 2002);                         the Excelsior
                                                President,                            Funds, Inc.,
                                                Continuation                          Excelsior Tax-
                                                Investments Group,                    Exempt Funds, Inc.
                                                Inc. (from 1997 to                    and Excelsior Funds
                                                2001).                                Trust (since 1994),
                                                                                      each a registered
                                                                                      investment company
                                                                                      that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.

                                                                                      BOARD 2 -- Director
                                                                                      and Chairman,
                                                                                      Hyperion Total
                                                                                      Return Fund, Inc.
                                                                                      and Hyperion
                                                                                      Strategic Mortgage
                                                                                      Income Fund Inc.
                                                                                      (since 1991).

                                                                                      BOARD
                                                                                      3 -- Director,
                                                                                      Jackson Hewitt Tax
                                                                                      Service Inc. (since
                                                                                      June 2004).

                                                                                      BOARD
                                                                                      4 -- Director,
                                                                                      Student Loan
                                                                                      Corporation (since
                                                                                      May 2005).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
Morrill Melton Hall,   None         N/A         Chairman (since           42(5)       BOARD 1 --
Jr.                                             1984) and Chief                       Director/Trustee of
Age: 61                                         Executive Officer                     the Excelsior
                                                (since 1991),                         Funds, Inc.,
                                                Comprehensive Health                  Excelsior Tax-
                                                Services, Inc.                        Exempt Funds, Inc.
                                                (health care                          and Excelsior Funds
                                                management and                        Trust (since 2000),
                                                administration).                      each a registered
                                                                                      investment company
                                                                                      that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.
Roger M. Lynch         None         N/A         Retired. President,       42(5)       BOARD 1 --
Age: 65                                         Corporate Asset                       Director/Trustee of
                                                Funding Co., Inc.                     the Excelsior
                                                (asset                                Funds, Inc.,
                                                securitization)                       Excelsior Tax-
                                                (from 1987 to 1999);                  Exempt Funds, Inc.
                                                Limited Partner                       and Excelsior Funds
                                                (from 1986 to 1999),                  Trust (since 2001),
                                                Goldman Sachs & Co.                   each a registered
                                                                                      investment company
                                                                                      that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
Jonathan Piel          None         N/A         Cable television          42(5)       BOARD 1 --
Age: 67                                         producer and website                  Director/Trustee of
                                                designer; Editor,                     the Excelsior
                                                Scientific American                   Funds, Inc.,
                                                (1984-1986), and                      Excelsior Tax-
                                                Vice President,                       Exempt Funds, Inc.
                                                Scientific American                   and Excelsior Funds
                                                Inc., (1986-1994);                    Trust (since 1995),
                                                Director, National                    each a registered
                                                Institute of Social                   investment company
                                                Sciences; Member,                     that is part of the
                                                Advisory Board, The                   Schwab Mutual Fund
                                                Stone Age Institute,                  Complex. Schwab
                                                Bloomington,                          and/or its
                                                Indiana.                              affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.
John D. Collins        None         N/A         Retired. Consultant,      42(5)       BOARD 1 --
Age: 67                                         KPMG, LLP (from July                  Director/Trustee of
                                                1999 to June 2000);                   the Excelsior
                                                Partner, KPMG, LLP                    Funds, Inc.,
                                                (from March 1962 to                   Excelsior Tax-
                                                June 1999).                           Exempt Funds, Inc.
                                                                                      and Excelsior Funds
                                                                                      Trust (since 2005),
                                                                                      each a registered
                                                                                      investment company
                                                                                      that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 99
                                                                                      portfolios.

                                                                                      BOARD
                                                                                      2 -- Director, Mrs.
                                                                                      Fields Famous
                                                                                      Brands LLC
                                                                                      (consumer products)
                                                                                      (since December
                                                                                      2004).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------

NOMINEES FOR ELECTION AS INTERESTED TRUSTEES (CURRENTLY A CANDIDATE)
Randall W. Merk(6)     None         N/A         Executive Vice            70(3)       BOARD 1 -- Trustee
Age: 51                                         President, Charles                    of The Charles
                                                Schwab & Co., Inc.                    Schwab Family of
                                                (2002-present);                       Funds, Schwab
                                                President, Schwab                     Investments, Schwab
                                                Financial Products,                   Annuity Portfolios
                                                Charles Schwab &                      and Schwab Capital
                                                Co., Inc. (2002-                      Trust (since 2005),
                                                present); Director,                   each a registered
                                                Charles Schwab Asset                  investment company
                                                Management (Ireland)                  that is part of the
                                                Limited; Director,                    Schwab Mutual Fund
                                                Charles Schwab Bank,                  Complex. Schwab
                                                N.A. (since 2006).                    and/or its
                                                Prior to September                    affiliates act as
                                                2002, President and                   the investment
                                                Chief Investment                      adviser to each
                                                Officer, American                     portfolio in the
                                                Century Investment                    Schwab Mutual Fund
                                                Management, and                       Complex. The Schwab
                                                Director, American                    Mutual Fund Complex
                                                Century Companies,                    consists of 99
                                                Inc.; Until June                      portfolios.
                                                2001, Chief
                                                Investment
                                                Officer -- Fixed
                                                Income, American
                                                Century Companies,
                                                Inc.

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE             TRUSTS       SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(2)
------------           -----------  ----------  --------------------  --------------  -------------------
James L. Bailey(7)     None         N/A         Chief Operating           42(5)       BOARD 1 --
Age: 60                                         Officer of U.S.                       Director/Trustee of
                                                Trust Corporation                     the Excelsior
                                                (since December                       Funds, Inc.,
                                                2004) and Executive                   Excelsior Tax-
                                                Vice President of                     Exempt Funds, Inc.
                                                U.S. Trust                            and Excelsior Funds
                                                Corporation and                       Trust (since 2004),
                                                United States Trust                   each a registered
                                                Company of New York                   investment company
                                                (since 2003);                         that is part of the
                                                President, Excelsior                  Schwab Mutual Fund
                                                Funds, Inc.,                          Complex. Schwab
                                                Excelsior Tax-Exempt                  and/or its
                                                Funds, Inc. and                       affiliates act as
                                                Excelsior Funds                       the investment
                                                Trust (from 2003 to                   adviser to each
                                                July 2004);                           portfolio in the
                                                Consultant in the                     Schwab Mutual Fund
                                                financial services                    Complex. The Schwab
                                                industry (from                        Mutual Fund Complex
                                                August 2000 to                        consists of 99
                                                January 2003);                        portfolios.
                                                Executive Vice
                                                President of
                                                Citicorp (from 1992
                                                to August 2000).

---------------

(1) Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

(2) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(3) This number includes all registered investment companies included in the Laudus Funds complex (Laudus Trust and Laudus Variable Insurance Trust) (collectively, the "Laudus Funds Complex") and the Schwab Funds complex (The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (collectively, the "Schwab Funds Complex"), each of which is a part of the Schwab Mutual Fund Complex (as defined below). As of March 31, 2006, the Laudus Funds Complex and Schwab Funds Complex, in the aggregate, consisted of 70 funds. If each Nominee is elected to the Board of each Trust and the Board of each Excelsior Fund and, therefore, a unitary board is established to oversee both the Trusts and the Excelsior Funds, Ms. Byerwalter and Messrs. Hasler and Merk will oversee all registered investment companies in the Laudus Funds Complex, Schwab Funds Complex and Excelsior Funds complex (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (collectively, the "Excelsior Funds Complex" and, together with the Laudus Funds Complex and Schwab Funds Complex, the "Schwab Mutual Fund Complex"). As of March 31, 2006, the Schwab Mutual Fund Complex consisted of 99 funds.

(4) This number includes all registered investment companies included in the Laudus Funds Complex. As of March 31, 2006, the Laudus Funds Complex consisted of 13 funds. If each Nominee is elected to the Board of each Trust and the Board of each Excelsior Fund and, therefore, a unitary board is established to oversee both the Trusts and the Excelsior Funds, Mr. Hakansson will oversee all registered investment companies in the Laudus Funds Complex and Excelsior Funds complex. As of March 31, 2006, the Laudus Funds Complex and Excelsior Funds Complex, in the aggregate, consisted of 42 funds.

(5) This number includes all registered investment companies included in the Laudus Funds Complex and Excelsior Funds Complex. As of March 31, 2006, the Laudus Funds Complex and Excelsior Funds Complex, in the aggregate, consisted of 42 funds.

(6) If elected, Mr. Merk will be considered an "interested person" of the Trusts (as defined in the 1940 Act) because of his affiliation with CSIM.

(7) If elected, Mr. Bailey will be considered an "interested person" of the Trusts (as defined in the 1940 Act) because of his role as Executive Vice President and Chief Operating Officer of U.S. Trust Corporation, a subsidiary of Schwab.

     MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES. The table below provides information about the number of Board meetings held during each Trust's most recently completed fiscal year.

                                 MOST RECENTLY
                               COMPLETED FISCAL      NUMBER OF
TRUST                                YEAR          BOARD MEETINGS
-----                          ----------------    --------------
Laudus Trust.................  March 31, 2006            7
Laudus Variable Insurance
  Trust......................  December 31, 2005         8

     The Trusts do not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice all of the Trustees attend each Trust's Board meetings (in person or by telephone) to the extent possible. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

     Each Trust has a standing Audit Committee currently consisting of Ms. Byerwalter and Messrs. Hasler and Hakansson, each of whom is an Independent Trustee. The Audit Committee of a Trust assists the Board in their oversight of the Trust's financial reporting. The members of the Audit Committee of a Trust meet periodically with the Trust's independent registered public accounting firm to review the Trust's financial statements and report their findings to the Board. The chart below provides information about the number of Audit Committee meetings held during each Trust's most recently completed fiscal year.

                                 MOST RECENTLY     NUMBER OF AUDIT
                               COMPLETED FISCAL       COMMITTEE
TRUST                                YEAR             MEETINGS
-----                          -----------------   ---------------
Laudus Trust.................   March 31, 2006            4
Laudus Variable Insurance
  Trust......................  December 31, 2005          4

     Each Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix B. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Trustees. Shareholders who wish to recommend a nominee should send nominations to the Clerk of a Trust at the Trust's offices. The chart below provides information about the number of Nominating Committee meetings held during each Trust's most recently completed fiscal year.

                                                      NUMBER OF
                                    MOST RECENTLY     NOMINATING
                                  COMPLETED FISCAL    COMMITTEE
TRUST                                   YEAR           MEETINGS
-----                             -----------------   ----------
Laudus Trust....................   March 31, 2006         2
Laudus Variable Insurance
  Trust.........................  December 31, 2005       0

     COMPENSATION OF THE TRUSTEES AND OFFICERS. The Laudus Funds pay each Independent Trustee aggregate compensation of $55,000 per year, plus an additional fee for each special meeting attended.

     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trusts (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trusts (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trusts, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of Laudus Trust and Class 2 Shares of the sole series of Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds in operation on the date of the Independent Trustee's retirement.

     If elected, Messrs. Drake, Hall, Lynch, Piel and Collins would be entitled to receive compensation from each Trust for serving as Independent Trustees. Interested Trustees and the officers of the Trusts do not receive compensation from the Trusts.

     The chart below provides information about the total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by each Trust and the Fund Complex for each Trust's most recently completed fiscal year.

                                          PENSION OR                    TOTAL
                                          RETIREMENT    ESTIMATED    COMPENSATION
                             TOTAL         BENEFITS       ANNUAL       FROM THE
                          COMPENSATION    ACCRUED AS     BENEFITS     TRUSTS AND
                            FROM THE     PART OF FUND      UPON        THE FUND
NAME OF TRUSTEE              TRUST         EXPENSES     RETIREMENT     COMPLEX*
---------------           ------------   ------------   ----------   ------------
MARIANN BYERWALTER
Laudus Trust............    $55,997**      $ 21,294        N/A
Laudus Variable
  Insurance Trust.......    $   950**      $    215        N/A
Total...................                                               $231,566**
WILLIAM A. HASLER
Laudus Trust............    $55,997**      $ 21,294        N/A
Laudus Variable
  Insurance Trust.......    $   950**      $    215        N/A
Total...................                                               $238,997**
NILS H. HAKANSSON
Laudus Trust............    $55,997**      $180,809***     N/A
Laudus Variable
  Insurance Trust.......    $   950**      $  1,826        N/A
Total...................                                               $ 56,947**

---------------

* For purposes of the table above, the Fund Complex includes all of the registered investment companies in the Laudus Funds Complex and Schwab Funds Complex. As of March 31, 2006, the Fund Complex consisted of 70 funds.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

*** Amount includes a one time lump sum of $150,000 to be paid to Mr. Hakansson at retirement. This payment is tied to the performance of the Funds and as a result may increase or decrease based on the performance of the Funds.

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of December 31, 2005, in all registered investment companies overseen (or to be overseen) by such Nominee in the Laudus "family of investment companies."

                                  LAUDUS TRUST

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                        FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY         NOMINEE IN FAMILY OF
NAME OF NOMINEE                       SECURITIES FOR EACH FUND        INVESTMENT COMPANIES*
---------------                   --------------------------------  -------------------------
NOMINEES FOR INTERESTED
 TRUSTEES:
James L. Bailey.................                None                         None
Randall W. Merk.................    Laudus Rosenberg U.S. Small        $50,001-$100,000
                                       Capitalization Fund --
                                          $50,001-$100,000
NOMINEES FOR INDEPENDENT
 TRUSTEES:
Nils H. Hakansson...............       Laudus Rosenberg Value          $50,001-$100,000
                                     Long/Short Equity Fund --
                                          $10,001-$50,000
                                    Laudus Rosenberg U.S. Small
                                       Capitalization Fund --
                                          $10,001-$50,000
Mariann Byerwalter..............                None                         None
William A. Hasler...............                None                         None
Rodman L. Drake.................                None                         None
Morrill Melton Hall, Jr. .......                None                         None
Roger M. Lynch..................                None                         None
Jonathan Piel...................                None                         None
John D. Collins.................                None                         None

                        LAUDUS VARIABLE INSURANCE TRUST

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                        FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY         NOMINEE IN FAMILY OF
NAME OF NOMINEE                       SECURITIES FOR EACH FUND        INVESTMENT COMPANIES*
---------------                   --------------------------------  -------------------------
NOMINEES FOR INTERESTED
 TRUSTEES:
James L. Bailey.................                None                         None
Randall W. Merk.................                None                   $50,001-$100,000
NOMINEES FOR INDEPENDENT
 TRUSTEES:
Nils H. Hakansson...............                None                   $50,001-$100,000
Mariann Byerwalter..............                None                         None
William A. Hasler...............                None                         None
Rodman L. Drake.................                None                         None
Morrill Melton Hall, Jr. .......                None                         None
Roger M. Lynch..................                None                         None
Jonathan Piel...................                None                         None
John D. Collins.................                None                         None

---------------

* For purposes of the tables above, the Laudus "family of investment companies" consists of all registered investment companies in the Laudus Funds Complex. As of December 31, 2005, the Laudus "family of investment companies" consisted of 12 funds.

     VOTING REQUIREMENTS FOR THE PROPOSAL. With respect to each Trust, the affirmative vote of a plurality of all shares of all Funds of a Trust voted at the Meeting, at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Trustee of the Trust. This means that the ten Nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of a Trust.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                    VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION
                           REGARDING THE LAUDUS FUNDS

     INFORMATION CONCERNING THE TRUSTS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PWC") serves as the independent registered public accounting firm for each of the Trusts. PWC conducts annual audits of each Trust's financial statements, assists in the preparation of each Trust's federal and state income tax returns and each Trust's filings with the SEC, and consults with the Trusts as to matters of accounting and federal and state taxation.

     Representatives of PWC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PWC for the audit of the Trusts' annual financial statements and services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those years.

TRUST AND FISCAL YEAR-END                               FEES
-------------------------                             --------
LAUDUS TRUST
  March 31, 2006....................................  $259,290
  March 31, 2005....................................  $237,605
LAUDUS VARIABLE INSURANCE TRUST
  December 31, 2005.................................  $ 27,586
  December 31, 2004.................................  $ 26,525

     AUDIT-RELATED FEES. Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by PWC that are reasonably related to the performance of the audit of the Trusts' financial statements and are not reported under "Audit Fees" above (collectively, "Audit-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Trusts, there were no fees billed by PWC for Audit-Related Services to CSIM or any entity controlling, controlled by or under common control with CSIM that provides ongoing services to the Trusts (together referred to herein as "Affiliated Service Providers") for each of the last two fiscal years.

                                                           DESCRIPTION OF NATURE OF
TRUST AND FISCAL YEAR-END                       FEES          SERVICES RENDERED
-------------------------                      -------   ----------------------------
LAUDUS TRUST
  March 31, 2006.............................  $20,000   PWC's Audit-Related Services
  March 31, 2005.............................  $     0   included a review of the
LAUDUS VARIABLE INSURANCE TRUST                          conversion of accounting,
  December 31, 2005..........................  $     0   administrative and transfer
  December 31, 2004..........................  $     0   agency services provided to
                                                         the Trusts to new vendors.

     TAX FEES. Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice and tax planning (collectively, "Tax-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Trusts, there were no fees billed by PWC for Tax-Related Services to CSIM or the Affiliated Service Providers for each of the last two fiscal years.

                                                          DESCRIPTION OF NATURE OF
TRUST AND FISCAL YEAR-END                       FEES         SERVICES RENDERED
-------------------------                      -------   --------------------------
LAUDUS TRUST
  March 31, 2006.............................  $67,980   PWC's Tax-Related Services
  March 31, 2005.............................  $65,365   included preparation and
                                                         review of tax returns and
                                                         review of excise
                                                         distributions.
LAUDUS VARIABLE INSURANCE TRUST
  December 31, 2005..........................  $ 3,860   PWC's Tax-Related Services
  December 31, 2004..........................  $ 3,675   included preparation and
                                                         review of tax returns.

     ALL OTHER FEES. Below are the aggregate fees billed in each of the last two fiscal years for products and services, other than for the services reported above. With respect to engagements that related directly to the operations or financial reporting of the Trusts, PWC did not bill CSIM or the Affiliated Service Providers for products and services in each of the last two fiscal years.

                                                          DESCRIPTION OF NATURE OF
TRUST AND FISCAL YEAR-END                       FEES          SERVICES RENDERED
-------------------------                      -------   ---------------------------
LAUDUS TRUST
  March 31, 2006.............................  $18,462   PWC's services were related
  March 31, 2005.............................  $     0   to the requirements of
LAUDUS VARIABLE INSURANCE TRUST                          Section 15(c) of the 1940
  December 31, 2005..........................  $ 1,538   Act, such as evaluation of
  December 31, 2004..........................  $     0   the Trusts' Profitability
                                                         Analysis System.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committees of the Trusts do not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed in each of the last two fiscal years by PWC for services rendered to the Trusts, CSIM and the Affiliated Service Providers.

                                      LAUDUS VARIABLE   CSIM AND AFFILIATED
                       LAUDUS TRUST   INSURANCE TRUST   SERVICE PROVIDERS*
                       ------------   ---------------   -------------------
March 31, 2006           $106,442             --             $180,000
March 31, 2005           $ 65,365             --             $265,000
December 31, 2005              --         $5,398
December 31, 2004              --         $3,675

---------------

* For fiscal years ending March 31, 2006 and March 31, 2005.

     BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past fiscal year, all non-audit services provided by PWC to either CSIM or any Affiliated Service Provider were pre-approved by each Trust's Audit Committee. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PWC's independence.

     INFORMATION ABOUT OFFICERS OF THE TRUSTS. The chart below provides basic information about the Trusts' current officers as of March 17, 2006. The mailing address of each of the officers is: c/o Laudus Funds, 101 Montgomery Street, San Francisco, CA 94104.

                                          TERM OF
                                        OFFICE* AND
NAME AND            POSITION(S) WITH     LENGTH OF          PRINCIPAL OCCUPATION
YEAR OF BIRTH           THE TRUST       TIME SERVED      DURING THE PAST FIVE YEARS
-------------      -------------------  ------------  --------------------------------
Evelyn Dilsaver,   President/Chief      3/06-present  Director, Executive Vice
1955               Executive Officer                  President and President, Charles
                                                      Schwab Investment Management,
                                                      Inc. From June 2003 to July
                                                      2004, Senior Vice President,
                                                      Asset Management Products and
                                                      Services Enterprise, Charles
                                                      Schwab & Co. Prior to June 2003,
                                                      Executive Vice President, Chief
                                                      Financial Officer, and Chief
                                                      Administrative Officer, U.S.
                                                      Trust, a subsidiary of The
                                                      Charles Schwab Corporation.

                                          TERM OF
                                        OFFICE* AND
NAME AND            POSITION(S) WITH     LENGTH OF          PRINCIPAL OCCUPATION
YEAR OF BIRTH           THE TRUST       TIME SERVED      DURING THE PAST FIVE YEARS
-------------      -------------------  ------------  --------------------------------
Daniel Kern,       Chief Financial      3/05-present  Vice President, Investment
1961               Officer and                        Operations, Charles Schwab
                   Treasurer                          Investment Management, Inc.;
                                                      Assistant Treasurer, Schwab
                                                      Funds. Until September 2005,
                                                      Assistant Treasurer, Laudus
                                                      Trust and Laudus Variable
                                                      Insurance Trust. Until December
                                                      2004, Vice President, Internal
                                                      Audit, Charles Schwab
                                                      Corporation. Prior to January
                                                      2003, Managing Director and
                                                      Principal, Montgomery Asset
                                                      Management.
Jeffrey Mortimer,  Vice President and   6/04-present  Senior Vice President and Chief
1963               Chief Investment                   Investment Officer -- Equities,
                   Officer                            Charles Schwab Investment
                                                      Management, Inc., and Schwab
                                                      Funds. Prior to May 2004, Vice
                                                      President and Sr. Portfolio
                                                      Manager, Charles Schwab
                                                      Investment Management, Inc.
Alison Baur,       Chief Legal Officer  1/04-present  Vice President and Associate
1964                                                  General Counsel, Charles Schwab
                                                      & Co., Inc. Until 2003, Senior
                                                      Corporate Counsel, Charles
                                                      Schwab & Co., Inc.; From 2001 to
                                                      2004, Chief Legal Officer &
                                                      Secretary, Excelsior Funds;
                                                      Chief Legal Officer, Excelsior
                                                      Directional Hedge Fund and
                                                      Excelsior Private Equity Funds.
Randall Fillmore,  Chief Compliance     9/04-present  Senior Vice President,
1960               Officer                            Institutional Compliance and
                                                      Chief Compliance Officer,
                                                      Charles Schwab Investment
                                                      Management, Inc.; Chief
                                                      Compliance Officer, Schwab
                                                      Funds. From 2002 to 2003, Vice
                                                      President, Charles Schwab & Co.,
                                                      Inc. and Charles Schwab
                                                      Investment Management, Inc. From
                                                      2000 to 2002, Vice President,
                                                      Internal Audit, Charles Schwab &
                                                      Co., Inc.
Bill Thomas,       Vice President       6/04-present  Senior Vice President,
1962                                                  Distribution, Charles Schwab &
                                                      Co., Inc. Until May 2000,
                                                      Managing Director, Scudder
                                                      Kemper Investments.

                                          TERM OF
                                        OFFICE* AND
NAME AND            POSITION(S) WITH     LENGTH OF          PRINCIPAL OCCUPATION
YEAR OF BIRTH           THE TRUST       TIME SERVED      DURING THE PAST FIVE YEARS
-------------      -------------------  ------------  --------------------------------
Michael Haydel,    Vice President       6/05-present  Vice President, Asset Management
1972                                                  Client Services, Charles Schwab
                                                      & Co., Inc. Until March 2004,
                                                      Director, Charles Schwab & Co.,
                                                      Inc.
Alice Schulman,    Clerk                1/04-present  Vice President & Assistant
1950                                                  Secretary, Charles Schwab
                                                      Investment Management, Inc.;
                                                      Assistant Secretary, Schwab
                                                      Funds and The Charles Schwab
                                                      Bank, N.A. Until 2003, Director,
                                                      Project Management, Charles
                                                      Schwab Investment Management,
                                                      Inc.

---------------

* The officers of each Trust hold office until their respective successors are elected or qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Trust's by-laws.

     TRUSTEE AND EXECUTIVE OFFICER FUND OWNERSHIP. As of December 31, 2005, each Trust's Trustees and executive officer and the Candidates, as a group, owned less than one percent (1%) of the outstanding shares of each share class of each Fund.

     INFORMATION REGARDING THE TRUSTS' INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR. CSIM serves as the investment adviser to all of the Trusts' Funds. CSIM is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

     AXA Rosenberg Investment Management, Inc. ("AXA Rosenberg") serves as sub-adviser to all of the Trusts' Funds. AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assur-ances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02102, serves as each Fund's administrator.

     INFORMATION REGARDING THE TRUSTS' PRINCIPAL UNDERWRITER. ALPS Distributors, Inc., which is located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202, serves as each Fund's principal underwriter.

     5% SHAREHOLDERS. As of May 1, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to in the table below were held by such persons in accounts for their fiduciary, agency, or custodial customers.

FUND NAME AND TITLE OF CLASS

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION
  FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................   3,142,302.71     13.77%      Record
  For the Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   2,331,589.47     10.22%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  200 Liberty St
  New York NY 10281-1003
Merrill Lynch Pierce Fenner & Smith...........   3,554,158.82     15.58%      Record
  For The Sole Benefit Of Its Custome
  4800 Deer Lake Dr E
  Jacksonville FL 32246-6484
Investors Bank And Trust Company..............   2,666,706.24     11.69%      Record
  As Trustee Custodian For
  Various Retirement Plans
  C/O Diversified Investment Advisors
  4 Manhattanville Rd MD 2-41
  Purchase NY 10577-2139
MAC & Co......................................   7,373,765.38     32.31%      Record
  FBO DOM Salaried Plan
  Mutual Funds Operations
  PO Box 3198
  Pittsburgh PA 15230-3198

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION
  FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................  16,296,346.74     24.98%      Record
  For the Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   5,123,187.23      7.85%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003
Fidelity Investments Institutional............   5,101,208.91      7.82%      Record
  Operation Co Inc FIIOC As Agent
  For Certain Employee Benefit Plans
  100 Magellan Way
  Covington KY 41015-1999

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION
  FUND -- ADVISER SHARES
Citigroup Global Markets Inc..................     699,278.65     19.18%      Record
  333 West 34th Street -- 3rd Floor
  NY NY 10001-2402
Vanguard Fiduciary Trust Co...................     497,197.52     13.64%      Record
  Value Market Neutral 401K
  Attn Outside Funds
  PO Box 2600
  Valley Forge PA 19482-2600
MAC & Co......................................     500,638.90     13.73%      Record
  Mutual Fund Operations
  PO Box 3198
  Pittsburgh PA 15230-3198
MAC & Co......................................     243,268.63      6.67%      Record
  FBO Giant Eagle EMP SVGS
  Mutual Funds Operations
  PO Box 3198
  Pittsburgh PA 15230-3198

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG U.S. DISCOVERY
  FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................   4,369,189.98     27.76%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   2,894,172.71     18.39%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003
IMS & Co......................................   2,361,282.95     15.00%      Record
  For The Exclusive Benefit Of Custom
  717 17th at Ste 1700
  Denver CO 80202
DCGT As TTEE And Or Cust......................   1,468,031.24      9.33%      Record
  FBO Principal Financial Group Omnibus
  Qualified
  Attn NPIO Trade Desk
  711 High St
  Des Moines IA 50309-2732
Trustar.......................................   1,463,965.73      9.30%      Record
  FBO The Church Of God
  Attn NPIO Trade Desk
  PO Box 8963
  Wilmington DE 19899-8963

LAUDUS ROSENBERG U.S. DISCOVERY FUND --
  INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   6,113,178.84     17.20%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services LLC...............  13,450,659.06     37.84%      Record
  For Exclusive Benefit Of Our Custom
  One World Financial Center
  200 Liberty Street
  New York NY 10281-1003
Mercer Trust Company Ttee FBO.................   3,320,671.11      9.34%      Record
  IBEW Local No. 134 Pension Plan No.
  Attn DC Plan Admin MS C4D
  1 Investors Way
  Norwood MA 02062-1599

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................     632,758.77     76.98%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   2,135,873.05     35.79%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
Saxon & Co....................................     817,017.19     13.69%      Record
  PO Box 7780-1888
  Philadelphia PA 19182-0001
SEI Private Trust Company C/O ID427...........     952,627.23     15.96%      Record
  1 Freedom Valley Dr
  Oaks PA 19456
Union Bank Trust Nominee......................     896,288.20     15.02%      Record
  FBO Oregon Steel DBPP/Columbia
  PO Box 85484
  San Diego CA 92186-5484

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................     103,402.74     53.78%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services LLC...............      42,128.75     21.91%      Record
  For Exclusive Benefit Of Our Custom
  One World Financial Center
  200 Liberty Street
  New York NY 10281-1003
Equitable Life For Separate Acct..............      19,166.08      9.97%      Record
  On Behalf Of Var 401K Expediter PLA
  Attn Ken Butka
  200 Plaza Dr Ste 2
  Secaucus NJ 07094-3607

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   3,406,377.47     67.25%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
Commercial Properties.........................   1,656,840.88     32.71%      Record
  PO Box 1012
  Salem OR 97308-1012

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND --
  INVESTOR SHARES
Charles Schwab & Co Inc.......................   1,432,159.63     81.61%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial SVCS Corp..................      91,588.33      5.22%      Record
  For Exclusive Benefit Of Our Cust
  Chris Robinson
  200 Liberty St
  New York NY 10281-1003

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND --
  INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   1,514,034.52     83.13%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
AXA Rosenberg Group Two.......................     105,368.84      5.79%      Record
  Attn Jin Zhang
  4 Orinda Way Bldg E
  Orinda CA 94563-2523
Pigeon & Co...................................     157,446.57      8.64%      Record
  C/O Frost National Bank
  PO Box 2950
  San Antonio TX 78299-2950

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................  19,271,774.62     49.05%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........  10,278,774.59     26.16%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003

LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................  18,689,283.86     53.28%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   2,964,724.59      8.45%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003

ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................     375,991.32     37.95%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corporation.......     425,559.22     42.95%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND -- INSTITUTIONAL
  SHARES
Charles Schwab & Co Inc.......................     904,483.14     58.38%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Investor Services FBO................     279,296.31     18.03%      Record
  097-50000-19
  55 Water Street 32nd Floor
  NY NY 10041
National Financial Services LLC...............     137,461.85      8.87%      Record
  For Exclusive Benefit Of Our Custom
  One World Financial Center
  200 Liberty Street
  New York NY 10281-1003
BNP Paribas Securities Services AXA...........     211,428.57     13.65%      Record
  66 Rue De La Victoire
  75009 Paris
  France

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY
  FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................     926,841.46     15.19%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   3,813,093.89     62.49%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY
  FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   8,247,613.19     46.04%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........   6,389,171.89     35.66%      Record
  Attention Mutual Funds Dept 5th Flo
  One World Financial Center
  New York NY 10281-1003

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY
  FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................     239,718.49     26.50%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
National Financial Services Corpora...........     521,757.94     57.68%      Record
  Attention Mutual Funds Dept 5th Fl
  One World Financial Center
  New York NY 10281-1003

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY
  FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................   1,894,040.71     85.38%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
BNP Paribas Securities Services AXA...........     207,689.77      9.36%      Record
  66 Rue De La Victoire
  75009 Paris
  France

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  VALUE FUND -- INVESTOR SHARES
Charles Schwab & Co Inc.......................      15,299.18     99.99%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
      Total Number of Accounts for Fund: 2
      Total Number of Shares for Fund: 15,300.1850

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  VALUE FUND -- INSTITUTIONAL SHARES
Charles Schwab & Co Inc.......................     562,054.76      9.87%      Record
  For The Exclusive Use Of
  Our Customers
  Reinvest Account
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

                                                   AMOUNT       PERCENT OF   NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                   OF SHARES       CLASS      OWNERSHIP
-------------------------------                 -------------   ----------   ---------
LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY
  FUND -- CLASS 2 SHARES
Separate Account FP Of The Equitabl...........   1,136,996.81      7.76%      Record
  Life Assurance Society Of The US
  1290 Avenue Of The Americas
  New York NY 10104-0101
Separate Account 49 Of The Equitabl...........  12,682,012.11     86.57%      Record
  Life Assurance Society Of The US
  1290 Avenue Of The Americas
  New York NY 10104-0101
Separate Account A Of The Equitable...........     829,523.31      5.66%      Record
  Life Assurance Society Of The US
  1290 Avenue Of The Americas
  New York NY 10104-0101

     The Trusts have been advised by CSIM that any shares of a Trust's Funds over which CSIM has voting power will be voted in the same proportion as the vote of all other shareholders of such Fund.

     QUORUM. In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. With respect to Laudus Trust, a quorum is constituted by the presence, in person or by proxy, of the holders of more than forty (40) percent of the outstanding shares of the Trust entitled to vote. With respect to Laudus Variable Insurance Trust, a quorum is constituted by the presence, in person or by proxy, of the holders of more than ten (10) percent of the outstanding shares of the Trust entitled to vote.

     Abstentions and "broker non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will not be counted for or against the Proposal because of the Trusts' plurality voting requirements and, therefore, will have no affect on the Proposal. Abstentions and broker non-votes, however, will be counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners. However, consistent with applicable rules, each broker may adopt its own policies regarding whether and how it will vote uninstructed shares.

     ADJOURNMENT. In the event that sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. CSIM or its affiliates will bear the costs of any additional solicitation and any adjourned sessions.

     COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to the Clerk of the Trusts at c/o CSIM Legal, 101 Montgomery Street,

San Francisco, California 94104. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

     SHAREHOLDER PROPOSALS. The Trusts do not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Clerk of the Trusts, c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104 within a reasonable time before such meeting.

     REPORTS TO SHAREHOLDERS. Each Trust will furnish, without charge, copies of such Trust's most recent semi-annual and annual reports to shareholders to any shareholder upon request. Each Trust's semi-annual and annual reports to shareholders may be obtained from such Trust by writing to that Trust at P.O. Box 8032, Boston, MA 02266 or by calling 1-800-447-3332 or by the Internet: http://www.laudusfunds.com.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ---------------------

                      SHAREHOLDERS ARE URGED TO COMPLETE,
                   SIGN AND DATE THE ENCLOSED PROXY CARD AND
                      RETURN IT PROMPTLY. SHAREHOLDERS ARE
                  ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE
                            OR THROUGH THE INTERNET.

                                   APPENDICES

                                   APPENDIX A

                                                      INVESTOR      INSTITUTIONAL     ADVISER
                                                       SHARES          SHARES          SHARES
                                                        CLASS           CLASS          CLASS
                                                    -------------   -------------   ------------
LAUDUS TRUST
--------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund...     821,954.19    5,968,153.27
Laudus Rosenberg U.S. Large Capitalization Value
 Fund.............................................      15,300.19      562,771.96
Laudus Rosenberg U.S. Large Capitalization Growth
 Fund.............................................     192,259.29    5,065,455.04
Laudus Rosenberg U.S. Discovery Fund..............  15,739,678.38   35,548,004.23
Laudus Rosenberg U.S. Small Capitalization Fund...  22,819,567.37   65,233,188.49   3,646,461.53
Laudus Rosenberg International Equity Fund........   1,754,922.50    1,821,370.55
Laudus Rosenberg International Small
 Capitalization Fund..............................  39,288,328.97   35,076,200.44
Laudus Rosenberg U.S. Large/Mid Capitalization
 Long/ Short Equity Fund..........................     990,769.13    1,549,199.47
Laudus Rosenberg Global Long/Short Equity Fund....     904,561.20    2,218,414.39
Laudus Rosenberg Value Long/Short Equity Fund.....   6,101,522.18   17,915,166.31

                                                       CLASS 2
                                                       SHARES
                                                       -------
                                                    -------------   -------------   ------------
LAUDUS VARIABLE INSURANCE TRUST
--------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity
 Fund.............................................  14,648,647.70

                                   APPENDIX B

                          NOMINATING COMMITTEE CHARTER

                                  LAUDUS TRUST
                        LAUDUS VARIABLE INSURANCE TRUST

                                 June 15, 2004

     This charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Boards of Trustees of Laudus Trust and Laudus Variable Insurance Trust, each a Massachusetts Business Trust (the "Trusts"). The charter is reviewed and approved annually by the Boards of Trustees.

PURPOSE

     The Nominating Committee ("Committee") has as its primary purpose responsibility for the nomination of persons to serve as a member of the Boards of Trustees of the Trusts.

AUTHORITY

     The Committee has been duly established by the Boards of Trustees of the Trusts, and shall be provided with appropriate resources to effectively discharge its responsibilities.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of at least three members of each Trust's Board of Trustees (See Exhibit A). Members of the Committee may not be interested persons of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     Each member of the Committee shall serve until a successor is appointed.

MEETINGS

     Meetings of the Committee will be called on an "as needed" basis. Meetings may be held as often as deemed appropriate by the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Board of Trustees in a timely manner. Counsel to the Independent Trustees will serve as counsel to the Committee, and will be responsible for maintaining the minutes of the Committee's meetings.

RESPONSIBILITIES

     In the event a vacancy exists on the Boards of Trustees of the Trusts, or a vacancy is anticipated, the Committee shall consider whether it is in the best interests of the Trusts and their shareholders to nominate a disinterested person or an interested person to fill the vacancy.

     If the Committee determines it is in the best interests of the Trusts and their shareholders to fill the vacancy with a Trustee who is a disinterested person, the Committee shall select and nominate candidates for the position. The Committee may consider candidates recommended by members of the Committee and candidates recommended by members of the Boards of Trustees who are interested persons of the Trusts. Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively as a disinterested Trustee, as well as his or her compatibility with respect to business philosophy and personal style. When a viable candidate has been identified, each such candidate will provide answers to a standardized questionnaire to the members of the Committee who will then conduct in-person interviews. When the Committee has evaluated and interviewed all of the recommended candidates, the Committee will determine which of the viable candidates should be nominated.

     If the Committee determines it is in the best interests of the Trusts and their shareholders to nominate an interested person, the Committee may consider candidates recommended by members of the Boards of Trustees who are interested persons of the Trusts. Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively as an interested Trustee, as well as his or her compatibility with respect to business philosophy and personal style. When all of the candidates recommended to the Committee have been evaluated, the Committee will determine which of the viable candidates should be presented to the Boards of Trustees of the Trusts for selection to become a member of the Boards of Trustees of the Trusts.

                                   EXHIBIT A

                         Nominating Committee Members:

                               Mariann Byerwalter
                               William A. Hasler
                               Nils A. Hakansson

   PROXY TABULATOR            TO VOTE BY TELEPHONE                  TO VOTE BY INTERNET                      TO VOTE BY MAIL
    P.O. BOX 9112
FARMINGDALE, NY 11735   1) Read the Proxy Statement and        1) Read the Proxy Statement             1) Read the Proxy Statement.
                           have the Proxy card at hand.           and have the Proxy card at hand.     2) Check one of the
                        2) Call 1-888-221-0697.                2) Go to WWW.PROXYWEB.COM                  appropriate boxes
                        3) Follow the recorded instructions.   3) Follow the on-screen instructions.      on the reverse side.
                                                                                                       3) Sign and date the Proxy
                                                                                                          card below.
                                                                                                       4) Return the Proxy card
                                                                                                          in the envelope provided.

                                                 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY.


                                                 LAUDUS VARIABLE INSURANCE TRUST
                                                                     (THE "VIT")
                           PROXY FOR THE MEETING OF SHAREHOLDERS - JUNE 28, 2006
The undersigned shareholder(s) of the VIT, revoking previous proxies, hereby appoint(s) David Rosenberg and Shelley Harding-Riggen, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meeting of Shareholders to be held on June 28, 2006, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 9:30 a.m., Pacific time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the VIT that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.
IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement.


                                                       Date________________ 2006




                        SIGNATURE(s) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

                                                                  Laudus VIT- mk

   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
                                              PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

PROPOSAL:  TO ELECT TRUSTEES FOR THE VIT

Nominees For:           (01) Rodman L. Drake, (02) Morrill Melton ("Mel") Hall, Jr.,    FOR ALL     WITHHOLD ALL    FOR ALL EXCEPT*
Independent Trustee     (03) Roger M. Lynch, (04) Jonathan Piel,
                        (05) John  D. Collins, (06) Mariann Byerwalter,
                        (07) William A. Hasler and (08) Nils H. Hakansson                  0             0                0

Nominees For            (09) James L. Bailey and (10) Randall W. Merk
Interested Trustee


* To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.

   ------------------------------------------------------------------------


        PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
           THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN
                               THE UNITED STATES.

                                                                  Laudus VIT- mk

   PROXY TABULATOR            TO VOTE BY TELEPHONE                  TO VOTE BY INTERNET                      TO VOTE BY MAIL
    P.O. BOX 9112
FARMINGDALE, NY 11735   1) Read the Proxy Statement and        1) Read the Proxy Statement             1) Read the Proxy Statement.
                           have the Proxy card at hand.           and have the Proxy card at hand.     2) Check one of the
                        2) Call 1-888-221-0697.                2) Go to WWW.PROXYWEB.COM                  appropriate boxes
                        3) Follow the recorded instructions.   3) Follow the on-screen instructions.      on the reverse side.
                                                                                                       3) Sign and date the Proxy
                                                                                                          card below.
                                                                                                       4) Return the Proxy card
                                                                                                          in the envelope provided.

                                           IF YOU VOTE BY TELEPHONE OR INTERNET,  PLEASE DO NOT RETURN YOUR PROXY.


                                                                    LAUDUS TRUST
                                          (THE "TRUST") PROXY FOR THE MEETING OF
                                                    SHAREHOLDERS - JUNE 28, 2006
The undersigned shareholder(s) of the Trust, revoking previous proxies, hereby appoint(s) David Rosenberg and Shelley Harding-Riggen, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meeting of Shareholders to be held on June 28, 2006, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 9:30 a.m., Pacific time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Trust that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.
IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement.


                                                       Date________________ 2006

                        SIGNATURE(s) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

                                                                     Laudus - mk

   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.


PROPOSAL: TO ELECT TRUSTEES FOR THE TRUST

Nominees For:           (01) Rodman L. Drake, (02) Morrill Melton ("Mel") Hall, Jr.,    FOR ALL     WITHHOLD ALL    FOR ALL EXCEPT*
                        (03) Roger M. Lynch, Independent Trustee
                        (04) Jonathan Piel, (05) John D. Collins,
                        (06) Mariann Byerwalter, (07) William A. Hasler and
                        (08) Nils H. Hakansson                                             0             0                0

Nominees For            (09) James L. Bailey and (10) Randall W. Merk
Interested Trustee

* To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.

   ------------------------------------------------------------------------


 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
       ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                                     Laudus - mk